Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of MASS Petroleum Inc., (the “Company”) on Form 10-K for the year ended November 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vitaly Melnikov, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Vitaly Melnikov

Vitaly Melnikov

Chief Financial Officer, Principal Accounting Officer

February 28, 2012